                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                 Investment Company Act file number   811-21705
                                                    -------------------

                    Nuveen Tax-Advantaged Floating Rate Fund
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                               Nuveen Investments
                             333 West Wacker Drive
                               Chicago, IL 60606
--------------------------------------------------------------------------------
              (Address of principal executive offices) (Zip code)

                               Kevin J. McCarthy
                               Nuveen Investments
                             333 West Wacker Drive
                               Chicago, IL 60606
--------------------------------------------------------------------------------
                    (Name and address of agent for service)

       Registrant's telephone number, including area code: (312) 917-7700
                                                           ---------------------

                     Date of fiscal year end: June 30
                                              -------------------

                  Date of reporting period: December 31, 2007
                                            ---------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. SS. 3507.

ITEM 1. REPORTS TO SHAREHOLDERS

                                                               Semi-AnnualReport
                                                               DECEMBER 31, 2007


Nuveen Investments
CLOSED-END FUNDS

                                                     NUVEEN
                                                     TAX-ADVANTAGED
                                                     FLOATING RATE
                                                     FUND
                                                     JFP

                Opportunities for Tax-Advantaged Monthly Income
                  from a Portfolio Consisting Predominantly of
                      Adjustable Rate Preferred Securities

                                                         NUVEEN INVESTMENTS LOGO

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
    www.investordelivery.com                OR        www.nuveen.com/accountaccess
    If you received your Nuveen Fund                  If you received your Nuveen Fund
    dividends and statements from your                dividends and statements directly from
    financial advisor or brokerage                    Nuveen.
    account.

                                                         NUVEEN INVESTMENTS LOGO

Chairman's
LETTER TO SHAREHOLDERS


(TIMOTHY
   SCHWERTFEGER
   PHOTO)                 Timothy R. Schwertfeger                 Chairman of the Board

Dear Shareholder:

Once again, I am pleased to report that over the six-month period covered by this report your Fund continued to provide you with attractive income. For more details about the management strategy and performance of your Fund, please read the Portfolio Managers' Comments, the Distribution and Share Price Information, and the Performance Overview sections of this report.

With the recent volatility in the stock market, many have begun to wonder which way the market is headed, and whether they need to adjust their holdings of investments. No one knows what the future will bring, which is why we think a well-balanced portfolio that is structured and carefully monitored with the help of an investment professional is an important component in achieving your long-term financial goals. A well-diversified portfolio may actually help to reduce your overall investment risk, and we believe that investments like your Nuveen Investments Fund can be important building blocks in a portfolio crafted to perform well through a variety of market conditions.

We are grateful that you have chosen us as a partner as you pursue your financial goals and we look forward to continuing to earn your trust in the months and years ahead. At Nuveen Investments, our mission continues to be to assist you and your financial advisor by offering investment services and products that can help you to secure your financial objectives.

Sincerely,

(TIMOTHY SCHWERTEGER SIG)

Timothy R. Schwertfeger
Chairman of the Board
February 15, 2008

Portfolio Managers' COMMENTS

NUVEEN INVESTMENTS CLOSED-END FUNDS      JFP

The Nuveen Tax-Advantaged Floating Rate Fund (JFP) has been sub-advised since its inception in 2005 by a team of specialists at Spectrum Asset Management, an affiliate of Principal Capital(SM). Mark Lieb, Bernie Sussman and Phil Jacoby, who have more than 50 years of combined experience in the preferred securities markets, lead the team. Here Mark, Bernie and Phil talk about their management strategy and the performance of the Fund for the six-month period ended December 31, 2007.

WHAT KEY STRATEGIES WERE USED TO MANAGE THE FUND DURING THE REPORTING PERIOD?

The volatility caused by the sub-prime mortgage crisis severely impacted the preferred securities market during this period, with the fourth quarter of 2007 finishing as the worst quarter on record for $25 par preferred securities. These $25 par securities, as well as $1000 par capital market preferreds, experienced heavy selling (exacerbated by year-end tax loss selling) late in 2007. In addition, there was a large amount of new issuance late in the calendar year. All this caused large price declines among existing securities in the secondary market as yields adjusted to reflect market conditions.

--------------------------------------------------------------------------------
  Discussions of specific investments are for illustrative purposes only and are not intended as recommendations of individual investments. The views expressed in this commentary represent those of the portfolio managers as of the date of this report and are subject to change at any time, based on market conditions and other factors. The Fund disclaims any obligation to advise shareholders of such changes.
--------------------------------------------------------------------------------


Despite this challenging environment, our basic strategy remained the same. We continued to seek non-cumulative floating rate perpetual preferred stock issued by middle market banking companies with financial strength comparable to those who issue investment grade rated securities. We were able to find one such bank during the period, Elmira Savings. While we had opportunities to purchase the preferred stock of other middle market banks, we held off because we believed too many issues were too deeply discounted, especially in late November and December. In addition to middle market bank preferred issues, the portfolio continued to invest in floating-rate preferred issues of large-cap financial institutions.

HOW DID THE FUND PERFORM OVER THIS SIX-MONTH PERIOD?

The performance of the Fund, as well as the performance of a widely followed market index, is presented in the accompanying table.

The Fund's overall return was negatively affected by the heavy selling of financial services sector securities in the third and fourth quarters of 2007. The middle market bank sector was particularly hard hit, which is one reason why the Fund's return lagged the broader market index. Also, due to market conditions, the effect of leverage was more pronounced during the period and contributed to the underperformance of the Fund relative to its benchmark.

--------------------------------------------------------------------------------
Past performance does not guarantee future results. Current performance may be higher or lower than the data shown.

Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. For additional information, see the Performance Overview for the Fund in this report.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1 The Merrill Lynch Adjustable Rate Preferred Index is an unmanaged index composed of U.S. dollar-denominated investment-grade preferred securities, predominantly from larger issuers. The Fund may invest a substantial portion of its assets in below-investment-grade securities, often from smaller issuers.
--------------------------------------------------------------------------------


Cumulative Total Returns on Net Asset Value
For the six-month period ended 12/31/07

JFP                                                              -12.51%

Merrill Lynch Adjustable Rate Preferred Index(1)                 -18.68%

For the six months ended December 31, 2007, the cumulative return on net asset value for the Fund underperformed the Merrill Lynch Adjustable Rate Preferred Index.

The Fund's concentration in the middle market bank sector was a detriment to performance over the period as the financial service sector was overwhelmed by the massive selling pressure affecting the entire market. The Fund's return also was constrained by its investment requirement that mandates the Fund be at least 80% invested in tax-advantaged securities, which are typically associated with the financial service sector.

The relatively attractive dividends of the middle market bank issues were a primary contributor to the Fund's income. In addition, the attractive nominal yields on the LIBOR floating rate preferred stock issued by the money center banks sector supplemented income.

RECENT DEVELOPMENTS IN THE AUCTION RATE PREFERRED MARKETS

During February 2008, after the close of this reporting period, regularly scheduled auctions for the FundPreferred(R) shares issued by the Fund began attracting more shares for sale than offers to buy. This meant that these auctions "failed to clear," and that many FundPreferred shareholders who wanted to sell their shares in these auctions were unable to do so. It is important to note this decline in liquidity did not lower the credit quality of these shares, and that FundPreferred shareholders unable to sell their shares received distributions at the "maximum rate" calculated in accordance with the pre-established terms of the FundPreferred stock. At the time this report was prepared, the Fund's managers could not predict when future auctions might succeed in attracting sufficient buyers for the shares offered. The Fund's managers are working diligently to develop mechanisms designed to improve the liquidity of the FundPreferred shares, but at present there is no assurance that those efforts will succeed.

These developments do not affect the management or investment policies of the Fund. However, one implication of these auction failures for common shareholders is that the Fund's cost of leverage will be higher than it otherwise would have been had the auctions been successful. As a result, the Fund's future common share earnings may be marginally lower than they otherwise might have been.

Common Share

Distribution and Share Price
                                                                     INFORMATION

The Fund employs financial leverage through the issuance of FundPreferred shares. Financial leverage provides the potential for higher earnings (net investment income), total returns and distributions over time, but - as noted earlier - also increases the variability of common shareholders' net asset value per share in response to changing market conditions. Financial leverage contributed positively to the Fund's common share net earnings over the reporting period, but detracted from the Fund's overall common share total return. This in one reason why the Fund declared only one monthly distribution increase over the six-month period.

During certain periods, the Fund may pay dividends at a rate that may be more or less than the amount of net investment income actually earned by the Fund during the period. If a Fund has cumulatively earned more than it has paid in dividends, it holds the excess in reserve as undistributed net investment income
(UNII) as part of the Fund's NAV. Conversely, if a Fund has cumulatively paid dividends in excess of its earnings, the excess constitutes negative UNII that is likewise reflected in the Fund's NAV. As of December 31, 2007, the Fund had a negative UNII balance for financial statements and, a positive UNII balance, based upon our best estimate, for tax purposes.

As of December 31, 2007, the Fund was trading at a -10.18% discount to its NAV, compared with an average discount of -7.02% for the entire six-month period.

       JFP                             Nuveen Tax-Advantaged
       PERFORMANCE                     Floating Rate Fund
       OVERVIEW                               as of December 31, 2007

PORTFOLIO ALLOCATION (AS A % OF TOTAL INVESTMENTS)(2)
     (PORTFOLIO ALLOCATION PIE CHART)

PREFERRED SECURITIES*                                               CAPITAL PREFERRED SECURITIES**
---------------------                                               ------------------------------
94.3                                                                             5.70

 * 53.2% of the Preferred Securities are invested in Middle Market Banks. ** 34.0% of the Capital Preferred Securities are invested in Middle Market
   Banks.
2007 MONTHLY DISTRIBUTIONS PER SHARE(3)
     (MONTHLY DISTRIBUTIONS BAR CHART)

Jan                                                                              0.08
Feb                                                                              0.08
Mar                                                                              0.08
Apr                                                                              0.08
May                                                                              0.08
Jun                                                                              0.09
Jul                                                                              0.09
Aug                                                                              0.09
Sep                                                                              0.09
Oct                                                                              0.09
Nov                                                                              0.09
Dec                                                                              0.09

SHARE PRICE PERFORMANCE -- WEEKLY CLOSING PRICE
     (SHARE PRICE CHART)

1/01/07                                                                          13.82
                                                                                 13.91
                                                                                 14.07
                                                                                 14.31
                                                                                 14.55
                                                                                 14.49
                                                                                 14.35
                                                                                 14.32
                                                                                 14.51
                                                                                 14.20
                                                                                 14.25
                                                                                 14.17
                                                                                 14.27
                                                                                 14.33
                                                                                 14.33
                                                                                 14.42
                                                                                 14.39
                                                                                 14.34
                                                                                 14.31
                                                                                 14.43
                                                                                 14.42
                                                                                 14.75
                                                                                 14.64
                                                                                 14.58
                                                                                 14.54
                                                                                 14.50
                                                                                 14.42
                                                                                 14.50
                                                                                 14.44
                                                                                 14.29
                                                                                 13.58
                                                                                 13.45
                                                                                 13.49
                                                                                 12.87
                                                                                 13.43
                                                                                 13.35
                                                                                 13.37
                                                                                 13.19
                                                                                 13.23
                                                                                 13.28
                                                                                 13.15
                                                                                 13.23
                                                                                 12.97
                                                                                 12.70
                                                                                 12.00
                                                                                 11.72
                                                                                 11.43
                                                                                 10.93
                                                                                 11.10
                                                                                 11.14
                                                                                 11.13
                                                                                 10.93
                                                                                 11.08
12/31/07                                                                         11.03


FUND SNAPSHOT

-------------------------------------------------------------------------------------
Common Share Price                                                             $11.03
-------------------------------------------------------------------------------------
Common Share
Net Asset Value                                                                $12.28
-------------------------------------------------------------------------------------
Premium/(Discount) to NAV                                                     -10.18%
-------------------------------------------------------------------------------------
Market Yield(1)                                                                 9.36%
-------------------------------------------------------------------------------------
Net Assets Applicable to
Common Shares ($000)                                                         $170,141
-------------------------------------------------------------------------------------


AVERAGE ANNUAL TOTAL RETURN
(INCEPTION 3/28/05)

--------------------------------------------------------------------------------------
                                                              ON SHARE PRICE   ON NAV
--------------------------------------------------------------------------------------
6-Month (Cumulative)                                              -19.82%      -12.51%

--------------------------------------------------------------------------------------
1-Year                                                            -12.79%       -9.25%

--------------------------------------------------------------------------------------
Since Inception                                                    -4.18%        0.80%

--------------------------------------------------------------------------------------

INDUSTRIES
(AS A % OF TOTAL INVESTMENTS)(2)

-------------------------------------------------------------------------------------
Commercial Banks                                                                67.6%
-------------------------------------------------------------------------------------
Capital Markets                                                                 10.3%
-------------------------------------------------------------------------------------
Insurance                                                                        9.7%
-------------------------------------------------------------------------------------
Thrifts & Mortgage Finance                                                       5.2%
-------------------------------------------------------------------------------------
Diversified Financial Services                                                   4.0%
-------------------------------------------------------------------------------------
U.S. Agency                                                                      2.3%
-------------------------------------------------------------------------------------
Consumer Finance                                                                 0.9%
-------------------------------------------------------------------------------------



1 Market Yield is based on the Fund's current annualized monthly distribution divided by the Fund's current market price. The Fund's monthly distributions to its shareholders may be comprised of ordinary income and net realized short-term capital gains, if any.
2 Excluding derivative transactions.
3 The Fund paid shareholders a short-term capital gains distribution in December
  2007 of $0.0626 per share.

           SHAREHOLDER MEETING REPORT

           The annual meeting of shareholders was held in the offices of Nuveen Investments on October 12, 2007; the meeting was subsequently adjourned to October 22, 2007, and additionally adjourned to November 8, 2007, November 12, 2007 and November 30, 2007.

                                                                        JFP
---------------------------------------------------------------------------
                                                                 Common and
                                                                  Preferred
                                                              shares voting
                                                                   together
                                                                 as a class
---------------------------------------------------------------------------
TO APPROVE A NEW INVESTMENT MANAGEMENT AGREEMENT:
    For                                                         7,076,849
    Against                                                       176,514
    Abstain                                                       182,681
    Broker Non-Votes                                            3,892,024
---------------------------------------------------------------------------
   Total                                                       11,328,068
---------------------------------------------------------------------------
TO APPROVE A NEW SUB-ADVISORY AGREEMENT BETWEEN NUVEEN ASSET
  MANAGEMENT AND SPECTRUM ASSET MANAGEMENT, INC.:
    For                                                         7,068,075
    Against                                                       165,770
    Abstain                                                       202,199
    Broker Non-Votes                                            3,892,024
---------------------------------------------------------------------------
   Total                                                       11,328,068
---------------------------------------------------------------------------
APPROVAL OF THE BOARD MEMBERS WAS REACHED AS FOLLOWS:
    Judith M. Stockdale
    For                                                        11,140,866
    Withhold                                                      187,202
---------------------------------------------------------------------------
   Total                                                       11,328,068
---------------------------------------------------------------------------
    Carole E. Stone
    For                                                        11,141,076
    Withhold                                                      186,992
---------------------------------------------------------------------------
   Total                                                       11,328,068
---------------------------------------------------------------------------
TO RATIFY THE SELECTION OF ERNST & YOUNG LLP AS THE
  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE
  CURRENT FISCAL YEAR:
    For                                                        11,173,948
    Against                                                        56,246
    Abstain                                                        97,874
---------------------------------------------------------------------------
   Total                                                       11,328,068
---------------------------------------------------------------------------

         JFP
          Nuveen Tax-Advantaged Floating Rate Fund
          Portfolio of INVESTMENTS
                                    as of December 31, 2007 (Unaudited)

    SHARES   DESCRIPTION (1)                                               COUPON                   RATINGS (2)              VALUE
----------------------------------------------------------------------------------------------------------------------------------
             PREFERRED SECURITIES - 137.4% (94.3% OF TOTAL INVESTMENTS)
             CAPITAL MARKETS - 14.9%
   302,800   Goldman Sachs Group Inc.                                      5.629%(3)                        A       $    7,024,960
   195,400   Lehman Brothers Holdings Inc., Series G                       5.350%(3)                        A-           3,642,256
    73,600   Merrill Lynch & Company, Inc.                                 5.628%(3)                        A-           1,314,496
   126,000   Merrill Lynch & Company, Inc. Series 5                        5.466%(3)                        A-           2,205,000
   118,700   Morgan Stanley, Series 2006A                                  5.914%(3)                        A            2,510,505
        80   Richmond County Capital Corporation, 144A Series              8.250%(3)                       N/R           8,017,500
              B
    34,400   UBS Preferred Funding Trust IV                                5.565%(3)                       Aa2             686,280
----------------------------------------------------------------------------------------------------------------------------------
             Total Capital Markets                                                                                      25,400,997
             ---------------------------------------------------------------------------------------------------------------------
             COMMERCIAL BANKS - 93.9%
     9,000   ABN AMRO North America Capital Funding, 144A                  6.968%                          Aa3           8,724,375
    31,165   Banco Santander Finance                                       6.800%                          Aa3             687,188
    27,367   Banco Santander Finance                                       6.500%                            A             571,286
    27,963   Banco Santander Finance                                       6.410%                          Aa3             616,584
   100,000   Banco Santander Finance                                       0.000%                          Aa3           1,890,000
   109,900   Bank of America Corporation, Series D                         6.204%                          Aa3           2,384,830
   135,000   Bank of America Corporation, Series E                         5.248%(3)                       Aa3           2,693,250
     7,000   City National Bancshares Corporation, Series F,               8.533%                          N/R           6,908,125
              144A, (MMB)
    20,000   Cobank ABC, 144A                                              7.000%                            A           1,010,740
    10,000   Elmira Savings Bank                                           8.998%                          N/R           9,856,875
    10,000   FBOP Corporation, Series 2005A, 144A, (MMB)                   7.891%(3)                       N/R          10,290,623
     6,000   First Tennessee Bank, 144A                                    5.708%(3)                      BBB+           4,518,750
    10,000   Heartland Bank, Series A, (MMB)                               8.808%(3)                       N/R           9,843,750
   206,100   HSBC USA Inc.                                                 5.993%(3)                         A           4,122,000
     5,000   MidCarolina Financial Corporation, Series 144A,               8.342%                          N/R           4,926,563
              (MMB)
    10,000   PedCor Bancorp., Series A, (MMB)                              8.973%(3)                       N/R           9,846,875
     5,000   Pedcor Financial Bancorp. (MMB)                               8.704%(3)                       N/R           4,921,875
     5,000   Regent Bancorp Inc., Series A, (MMB)                          8.481%                          N/R           4,928,125
    10,000   River Valley Bancorp, Series A, (MMB)                         8.916%(3)                       N/R           9,900,000
    10,000   Rogers Bancshares Inc., 144A Series A, (MMB)                  8.916%(3)                       N/R           9,856,250
    10,000   Shorebank Corporation, Series 144A, (MMB)                     9.043%(3)                       N/R           9,865,625
     5,000   Sleepy Hollow Bank, 144A Series A, (MMB)                      9.030%(3)                       N/R           4,939,063
     1,000   Southern Bancorp Inc., (MMB)                                  9.015%(3)                       N/R           9,971,875
   197,800   SunTrust Bank Inc.                                            5.496%(3)                        A2           4,066,768
     3,500   Truman Bancorp Inc., (MMB)                                    8.954%(3)                       N/R           3,506,563
   230,000   U.S. Bancorp, Series 2006B                                    5.430%(3)                        A+           4,997,900
    10,000   Vineyard National Bancorp, 144A Series C, (MMB)               9.014%(3)                       N/R           9,875,000
   198,300   Zions Bancorporation                                          5.486%(3)                      Baa1           4,045,320
----------------------------------------------------------------------------------------------------------------------------------
             Total Commercial Banks                                                                                    159,766,178
             ---------------------------------------------------------------------------------------------------------------------
             CONSUMER FINANCE - 1.4%
    39,110   SLM Corporation                                               5.841%(3)                      BBB-           2,346,600
----------------------------------------------------------------------------------------------------------------------------------
             DIVERSIFIED FINANCIAL SERVICES - 5.8%
    10,000   Blossman Bancshares, Inc., (MMB)                              8.730%                          N/R           9,856,875
----------------------------------------------------------------------------------------------------------------------------------
             INSURANCE - 13.4%
   386,500   Aegon N.V.                                                    6.375%                           A-           7,633,375
   145,000   MetLife Inc., Series B                                        6.500%                         Baa1           3,166,800
   308,800   Prudential PLC                                                6.500%                           A-           6,231,584
     6,000   Zurich RegCaPS Funding Trust VI, Series 144A                  5.589%(3)                      Baa2           5,655,000
----------------------------------------------------------------------------------------------------------------------------------
             Total Insurance                                                                                            22,686,759
             ---------------------------------------------------------------------------------------------------------------------
             THRIFTS & MORTGAGE FINANCE - 4.7%
     5,000   RMG Capital Corporation, (MMB)                                9.450%(3)                       N/R           4,935,938
   200,000   Washington Mutual Inc.                                        5.626%(3)                       BBB           3,140,000
----------------------------------------------------------------------------------------------------------------------------------
             Total Thrifts & Mortgage Finance                                                                            8,075,938
             ---------------------------------------------------------------------------------------------------------------------

         JFP
        Nuveen Tax-Advantaged Floating Rate Fund (continued)
        Portfolio of INVESTMENTS as of December 31, 2007 (Unaudited)

    SHARES   DESCRIPTION (1)                                               COUPON                   RATINGS (2)              VALUE
----------------------------------------------------------------------------------------------------------------------------------
             U.S. AGENCY - 3.3%
    41,800   Federal Home Loan Mortgage Corporation,                       5.570%                          AA-      $      804,650
              Corporate Debt
   118,200   Federal Home Loan Mortgage Corporation                        5.660%                          AA-           2,323,812
    71,000   Federal Home Loan Mortgage Corporation                        5.100%                          AA-           2,471,688
----------------------------------------------------------------------------------------------------------------------------------
             Total U.S. Agency                                                                                           5,600,150
             ---------------------------------------------------------------------------------------------------------------------
             TOTAL PREFERRED SECURITIES (COST $258,719,251)                                                            233,733,497
             =====================================================================================================================

    PRINCIPAL
AMOUNT (000)/
       SHARES   DESCRIPTION (1)                                               COUPON       MATURITY    RATINGS (2)
------------------------------------------------------------------------------------------------------------------
                CAPITAL PREFERRED SECURITIES - 8.2% (5.7% OF TOTAL INVESTMENTS)
                COMMERCIAL BANKS - 4.7%
      6,000     BBVA International Preferred SA, Unipersonal                  5.919%       10/18/49             A
      1,000     CBG Florida REIT Corporation                                  7.114%       11/15/49           BB+
      1,000     Northgroup Preferred Capital Corporation, 144A                6.378%       12/10/49            A1
                 (4)
      1,000     Standard Chartered PLC, 144A                                  6.409%        1/30/57          BBB+
------------------------------------------------------------------------------------------------------------------
                Total Commercial Banks
                --------------------------------------------------------------------------------------------------
                INSURANCE - 0.7%
      2,000     Twin Reefs Trust Pass Through to XL Financial                 6.243%       12/10/49           Aa2
                 Assurance Ltd. Preferred Stock Series B (4)
------------------------------------------------------------------------------------------------------------------
                THRIFTS & MORTGAGE FINANCE - 2.8%
      5,000     MM Community Funding Trust XVIII Limited, Class               6.643%       12/26/39           N/R
                 D, (MMB)
------------------------------------------------------------------------------------------------------------------
                TOTAL CAPITAL PREFERRED SECURITIES (COST
                 $15,964,210)
                ==================================================================================================
                TOTAL INVESTMENTS (COST $274,683,461) - 145.6%
                ==================================================================================================
                OTHER ASSETS LESS LIABILITIES - 0.2%
                ==================================================================================================
                FUNDPREFERRED SHARES, AT LIQUIDATION
                 VALUE - (45.8)% (5)
                ==================================================================================================
                NET ASSETS APPLICABLE TO COMMON SHARES - 100%
                ==================================================================================================

    PRINCIPAL
AMOUNT (000)/
       SHARES           VALUE
-------------  --------------
               CAPITAL
                PREFERRED
                SECURITIES - 8.2%
                (5.7% OF TOTAL
                INVESTMENTS)
               COMMERCIAL
                BANKS - 4.7%
      6,000    $    5,260,974
      1,000           930,723
      1,000           886,508
      1,000           907,207
-------------
                    7,985,412
               --------------
               INSURANCE - 0.7%
      2,000         1,304,140
-------------
               THRIFTS &
                MORTGAGE
               FINANCE - 2.8%
      5,000         4,775,000
-------------
                   14,064,552
               ==============
                  247,798,049
               ==============
                      343,187
               ==============
                  (78,000,000)
               ==============
               $  170,141,236
               ==============

INTEREST RATE SWAPS OUTSTANDING AT DECEMBER 31, 2007:

                                                   FUND
                                            PAY/RECEIVE                                    FIXED RATE                  UNREALIZED
                                 NOTIONAL      FLOATING     FLOATING RATE   FIXED RATE        PAYMENT TERMINATION    APPRECIATION
                 COUNTERPARTY      AMOUNT          RATE             INDEX (ANNUALIZED)      FREQUENCY        DATE  (DEPRECIATION)
                 ----------------------------------------------------------------------------------------------------------------
                 Goldman
                  Sachs       $ 7,000,000       Receive 3-Month USD-LIBOR        4.563%  Semi-Annually     9/29/10 $    (111,872)
                 Goldman
                  Sachs         1,500,000       Receive 3-Month USD-LIBOR        5.278  Semi-Annually    12/09/35        (60,045)
                 Goldman
                  Sachs         8,700,000       Receive 3-Month USD-LIBOR        5.788  Semi-Annually     6/02/36     (1,030,741)
                 JPMorgan      10,000,000       Receive 3-Month USD-LIBOR        4.901  Semi-Annually    11/20/17       (195,411)
                 JPMorgan       1,300,000       Receive 3-Month USD-LIBOR        4.962  Semi-Annually     7/27/35         (6,585)
                 JPMorgan       1,500,000       Receive 3-Month USD-LIBOR        5.436  Semi-Annually     9/11/36       (117,587)
                 Morgan
                  Stanley       3,000,000       Receive 3-Month USD-LIBOR        4.590  Semi-Annually     7/15/15        (53,031)
                 Morgan
                  Stanley       2,000,000       Receive 3-Month USD-LIBOR        4.850  Semi-Annually     7/14/35         26,519
                 Morgan
                  Stanley       4,000,000       Receive 3-Month USD-LIBOR        4.880  Semi-Annually     7/15/35         34,434
                 Morgan
                  Stanley       1,750,000       Receive 3-Month USD-LIBOR        4.900  Semi-Annually     7/18/35          9,216
                 Morgan
                  Stanley       1,700,000       Receive 3-Month USD-LIBOR        4.930  Semi-Annually     7/21/35          1,129
                 ----------------------------------------------------------------------------------------------------------------
                                                                                                                   $  (1,503,974)
                 ================================================================================================================
                 USD-LIBOR (United States Dollar-London Inter-Bank Offered Rate)

        (1)      All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.
        (2)      Ratings: Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's
                 Investor Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.
        (3)      Security has a floating rate coupon which is periodically reset based on a fixed percentage rate above a predetermined index or benchmark. The coupon rate disclosed is that in effect at the end of the reporting period.
        (4)      Portion of investment, with an aggregate market value of $1,252,922, has been pledged to collateralize the net payment obligations under interest rate swap contracts.
        (5)      FundPreferred Shares, at Liquidation Value as a percentage of total investments is (31.5)%
        N/R      Not rated.
      (MMB)      Middle Market Bank.
       144A      Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration which are normally those transactions with qualified institutional buyers.

                                 See accompanying notes to financial statements.

           Statement of

           ASSETS AND LIABILITIES

                                                December 31, 2007 (Unaudited)

---------------------------------------------------------------------------
ASSETS
Investments, at value (cost $274,683,461)                     $247,798,049
Unrealized appreciation on interest rate swaps                      18,267
Receivables:
  Dividend                                                       2,072,012
  Interest                                                         134,629
Other assets                                                        11,121
---------------------------------------------------------------------------
     Total assets                                              250,034,078
---------------------------------------------------------------------------
LIABILITIES
Cash overdraft                                                     144,350
Unrealized depreciation on interest rate swaps                   1,522,241
Accrued expenses:
  Management fees                                                  124,774
  Other                                                             47,796
FundPreferred share dividends payable                               53,681
---------------------------------------------------------------------------
     Total liabilities                                           1,892,842
---------------------------------------------------------------------------
FundPreferred shares, at liquidation value                      78,000,000
---------------------------------------------------------------------------
Net assets applicable to Common shares                        $170,141,236
===========================================================================
Common shares outstanding                                       13,857,647
===========================================================================
Net asset value per Common share outstanding (net assets
  applicable to
  Common shares, divided by Common shares outstanding)        $      12.28
===========================================================================
NET ASSETS APPLICABLE TO COMMON SHARES CONSIST OF:
---------------------------------------------------------------------------
Common shares, $.01 par value per share                       $    138,576
Paid-in surplus                                                196,516,056
Undistributed (Over-distribution of) net investment income       2,440,267
Accumulated net realized gain (loss) from investments and
  derivative transactions                                         (564,277)
Net unrealized appreciation (depreciation) of investments
  and derivative transactions                                  (28,389,386)
---------------------------------------------------------------------------
Net assets applicable to Common shares                        $170,141,236
===========================================================================
Authorized shares:
  Common                                                         Unlimited
  FundPreferred                                                  Unlimited
===========================================================================

                                 See accompanying notes to financial statements.

           Statement of

           OPERATIONS

                                           Six Months Ended December 31, 2007
                                           (Unaudited)

-------------------------------------------------------------------------------
INVESTMENT INCOME
Dividends                                                        $   9,699,395
Interest                                                               642,116
-------------------------------------------------------------------------------
Total investment income                                             10,341,511
-------------------------------------------------------------------------------
EXPENSES
Management fees                                                      1,187,168
FundPreferred shares - auction fees                                     98,302
FundPreferred shares - dividend disbursing agent fees                    3,265
Shareholders' servicing agent fees and expenses                             40
Custodian's fees and expenses                                           25,952
Trustees' fees and expenses                                              3,357
Professional fees                                                       13,273
Shareholders' reports - printing and mailing expenses                   27,154
Stock exchange listing fees                                              4,857
Investor relations expense                                              16,043
Other expenses                                                          11,677
-------------------------------------------------------------------------------
Total expenses before custodian fee credit and expense
  reimbursement                                                      1,391,088
  Custodian fee credit                                                  (6,093)
  Expense reimbursement                                               (402,897)
-------------------------------------------------------------------------------
Net expenses                                                           982,098
-------------------------------------------------------------------------------
Net investment income                                                9,359,413
-------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from investments                             (528,565)
Net realized gain (loss) from interest rate swaps                      (27,072)
Change in net unrealized appreciation (depreciation) of
  investments                                                      (28,494,288)
Change in net unrealized appreciation (depreciation) of
  interest rate swaps                                               (3,226,693)
-------------------------------------------------------------------------------
Net realized and unrealized gain (loss)                            (32,276,618)
-------------------------------------------------------------------------------
DISTRIBUTIONS TO FUNDPREFERRED SHAREHOLDERS
From net investment income                                          (2,047,375)
From accumulated net realized gains                                   (187,752)
-------------------------------------------------------------------------------
Decrease in net assets applicable to Common shares from
  distributions to FundPreferred shareholders                       (2,235,127)
-------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable to Common
  shares from operations                                         $ (25,152,332)
===============================================================================

                                 See accompanying notes to financial statements.

           Statement of

           CHANGES in NET ASSETS (Unaudited)

                                                                SIX MONTHS     ELEVEN MONTHS
                                                                     ENDED             ENDED        YEAR ENDED
                                                                  12/31/07           6/30/07           7/31/06
--------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income                                         $  9,359,413     $ 17,159,153      $  15,231,129
Net realized gain (loss) from investments                         (528,565)       1,499,764           (710,382)
Net realized gain (loss) from interest rate swaps                  (27,072)         535,578          1,078,190
Change in net unrealized appreciation (depreciation) of
  investments                                                  (28,494,288)          97,903          1,602,977
Change in net unrealized appreciation (depreciation) of
  interest rate swaps                                           (3,226,693)        (327,337)         1,696,446
Distributions to FundPreferred shareholders:
  From net investment income                                    (2,047,375)      (3,258,329)        (3,128,299)
  From accumulated net realized gains                             (187,752)        (207,567)                --
--------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable to Common
  shares from operations                                       (25,152,332)      15,499,165         15,770,061
--------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS
  From net investment income                                    (7,150,547)     (12,079,037)       (11,067,348)
  From accumulated net realized gains                             (679,737)        (735,515)                --
--------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to Common shares
  from distributions to Common shareholders                     (7,830,284)     (12,814,552)       (11,067,348)
--------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Common shares:
  Offering cost adjustments                                             --               --             25,050
  Net proceeds from shares issued to shareholders due to
  reinvestment of distributions                                         --           89,558                 --
FundPreferred shares offering cost adjustments                      (4,626)              --            (18,509)
--------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable to Common
  shares from capital share transactions                            (4,626)          89,558              6,541
--------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable to Common
  shares                                                       (32,987,242)       2,774,171          4,709,254
Net assets applicable to Common shares at the beginning of
  period                                                       203,128,478      200,354,307        195,645,053
--------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares at the end of period   $170,141,236     $203,128,478      $ 200,354,307
==============================================================================================================
Undistributed (Over-distribution of) net investment income
  at the end of period                                        $  2,440,267     $  2,278,776      $     (11,571)
==============================================================================================================

                                 See accompanying notes to financial statements.

   Notes to

   FINANCIAL STATEMENTS (Unaudited)

1. GENERAL INFORMATION AND SIGNIFICANT ACCOUNTING POLICIES

Nuveen Tax-Advantaged Floating Rate Fund (the "Fund") is a diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund's Common shares are listed on the New York Stock Exchange and trade under the ticker symbol "JFP". The Fund was organized as a Massachusetts business trust on December 29, 2004.

The Fund's primary investment objective is to provide an attractive level of after-tax current income. The Fund's secondary investment objective is capital preservation. The Fund intends to pursue its investment objectives by investing primarily in adjustable rate securities that are eligible to pay dividends consisting primarily of tax-advantaged dividend income.

The Fund expects that substantially all of its portfolio of investments will be comprised of securities issued by banking companies and other financial institutions which may make the Fund more susceptible to adverse economic or regulatory occurrences affecting these institutions. The Fund's concentration of investments in these institutions includes the risk that banking companies and other financial institutions may themselves have concentrated portfolios, changes in interest rates or competition could affect their profitability, and there could be increased costs or setbacks due to changes in the regulatory and financial reporting requirements under which they operate.

In February 2007, the Board of Trustees of the Fund approved a change in the Fund's fiscal year end from July 31 to June 30.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with U.S. generally accepted accounting principles.

Investment Valuation

The prices of preferred stocks issued by middle market and major banking companies and other securities in the Fund's investment portfolio are generally provided by one or more independent pricing services approved by the Fund's Board of Trustees. The pricing services typically value exchange-listed securities at the last sales price on that day; and value securities traded in the over-the-counter market at the mean of the last bona fide bid and bona fide ask prices when current quotations are readily available. The pricing services may value preferred stocks issued by middle market and major banking companies and other securities for which current quotations are not readily available at fair value using a wide range of market data and other information and analysis, including the obligor's credit characteristics considered relevant by such pricing service to determine valuations. The Board of Trustees of the Fund has approved procedures which permit the Nuveen Asset Management (the "Adviser"), a wholly owned subsidiary of Nuveen Investments, Inc. ("Nuveen"), to determine the fair value of investments for which the applicable pricing service or services is not providing a price, using market data and other factors such as the obligor's credit characteristics. The Fund may engage an independent appraiser to periodically provide an independent determination of fair value of the preferred stocks issued by middle market banks. The prices of fixed-income securities and interest rate swap contracts are generally provided by an independent pricing service approved by the Fund's Board of Trustees. When price quotes are not readily available, the pricing service or, in the absence of a pricing service for a particular investment, the Board of Trustees of the Fund, or its designee, may establish fair value using a wide variety of market data including yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor's credit characteristics considered relevant by the pricing service or the Board of Trustees' designee. If the pricing service is unable to supply a price for a fixed-income security or interest rate swap contract the Fund may use market quotes provided by major broker/ dealers in such investments. If it is determined that the market price for an investment or derivative instrument is unavailable or inappropriate, the Board of Trustees of the Fund, or its designee, may establish fair value in accordance with procedures established in good faith by the Board of Trustees. Short-term investments are valued at amortized cost, which approximates market value.

The preferred stocks issued by middle market and major banking companies in which the Fund invests are generally not listed on an organized exchange and the secondary market for such investments may be less liquid relative to markets for other securities. Consequently, the value of preferred stocks issued by middle market and major banking companies, determined as described above, may differ significantly from the value that would have been determined had there been an active market for that preferred stock.

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Fund has instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. At December 31, 2007, the Fund had no such outstanding purchase commitments.

Investment Income

Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income, which includes the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Interest income also includes paydown gains and losses, if any.

Federal Income Taxes

The Fund intends to distribute substantially all net investment income and net capital gains, if any, to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

Effective December 31, 2007, the Fund adopted Financial Accounting Standards Board (FASB) Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether it is "more-likely-than-not" (i.e. greater than 50-percent) of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold may result in a tax benefit or expense in the current year.

Implementation of FIN 48 required management of the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions, which includes federal and certain states. Open tax years are those that are open for exam by taxing authorities (i.e. the last four tax year ends and the interim tax period since then). The Fund has no examinations in progress.

For all open tax years and all major taxing jurisdictions through the end of the reporting period, management of the Fund has reviewed all tax positions taken or expected to be taken in the preparation of the Fund's tax returns and concluded the adoption of FIN 48 resulted in no impact to the Fund's net assets or results of operations as of and during the six months ended December 31, 2007.

The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends and Distributions to Common Shareholders

Distributions to Common shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles.

Distributions to Common shareholders are declared monthly. Net realized capital gains from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

FundPreferred Shares

The Fund has issued and outstanding 3,120 Series Th FundPreferred shares, $25,000 stated value per share, as a means of effecting financial leverage. The dividend rate paid by the Fund is determined every seven days, pursuant to a dutch auction process overseen by the auction agent, and is payable at the end of each rate period.

Interest Rate Swap Transactions

The Fund is authorized to invest in interest rate swap transactions. The Fund's use of interest rate swap transactions is intended to synthetically convert certain Fund positions in fixed-rate securities effectively into adjustable rate instruments and thereby shorten the average interest rate reset time and duration of the Fund's portfolio of investments. Interest rate swap transactions involve the Fund's agreement with the counterparty to pay a semi-annual fixed rate payment in exchange for the counterparty paying the Fund a quarterly variable rate payment. The amount of payment obligation is based on the notional amount of the interest rate swap contract. Interest rate swaps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the net amount of interest payments that the Fund is to receive. Interest rate swap positions are valued daily. The Fund accrues the fixed rate payment expected to be paid and the variable

   Notes to
   FINANCIAL STATEMENTS (Unaudited) (continued)

rate payment expected to be received on interest rate swap contracts on a daily basis, and recognizes an unrealized gain (loss) for the daily changes in the market value of the Fund's contractual rights and obligations under the contracts. The net amount recorded for these transactions is recognized in the Statement of Assets and Liabilities. Once periodic payments are settled in cash, the net amount is recorded as net realized gain (loss) from interest rate swaps, in addition to net realized gain (loss) recorded upon the termination of interest rate swap contracts on the Statement of Operations. For tax purposes, periodic payments are treated as ordinary income or expense. Although there are economic advantages of entering into interest rate swap transactions, there are also additional risks. The Fund helps manage the credit risks associated with interest rate swap transactions by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser continually monitor the financial stability of the swap counterparties. In addition, all counterparties are required to pledge collateral daily (based on the daily valuation of each swap) on behalf of the Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when the Fund has an unrealized loss on a swap contract, the Fund has instructed the custodian to pledge assets of the Fund as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the interest rate swap valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is the Fund's policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

Custodian Fee Credit

The Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by net credits earned on the Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. Credits for cash balances may be offset by charges for any days on which the Fund overdraws its account at the custodian bank.

Indemnifications

Under the Fund's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to Common shares from operations during the reporting period. Actual results may differ from those estimates.

2. FUND SHARES

Transactions in Common shares were as follows:

                                                                             SIX
                                                                          MONTHS     ELEVEN MONTHS            YEAR
                                                                           ENDED             ENDED           ENDED
                                                                        12/31/07           6/30/07         7/31/06
------------------------------------------------------------------------------------------------------------------
Shares issued to shareholders due to reinvestment of
  distributions                                                              --             6,147               --
------------------------------------------------------------------------------------------------------------------

3. INVESTMENT TRANSACTIONS

Purchases and sales (including maturities, but excluding short-term investments and derivative transactions) for the six months ended December 31, 2007, aggregated $16,870,137 and $14,129,983, respectively.

4. INCOME TAX INFORMATION

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to the recognition of premium amortization on debt securities and timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts on the Statement of Assets and Liabilities presented in the annual report, based on their federal tax basis treatment; temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset value of the Fund.

At December 31, 2007, the cost of investments owned was $274,697,369.

Gross unrealized appreciation and gross unrealized depreciation of investments at December 31, 2007, were as follows:

-----------------------------------------------------------------------------------
Gross unrealized:
  Appreciation                                                          $   748,125
  Depreciation                                                          (27,647,445)
-----------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of investments              $(26,899,320)
-----------------------------------------------------------------------------------

The tax components of undistributed net ordinary income and net long-term capital gains at June 30, 2007, the Fund's last tax year end, were as follows:

-----------------------------------------------------------------------------------
Undistributed net ordinary income *                                      $3,239,042
Undistributed net long-term capital gains                                   867,617
-----------------------------------------------------------------------------------

* Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any. Undistributed net ordinary income (on a tax basis) has not been reduced for the dividend declared on June 1, 2007, paid on July 2, 2007.

The tax character of distributions paid during the Fund's last tax years ended June 30, 2007 and June 30, 2006, was designated for purposes of the dividends paid deduction as follows:

2007
-----------------------------------------------------------------------------------
Distributions from net ordinary income *                                $17,141,011
Distributions from net long-term capital gains                              248,510
-----------------------------------------------------------------------------------

2006
-----------------------------------------------------------------------------------
Distributions from net ordinary income *                                $13,943,288
Distributions from net long-term capital gains                                   --
-----------------------------------------------------------------------------------

* Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

5. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Fund's management fee is separated into two components - a complex-level component, based on the aggregate amount of all fund assets managed by the Adviser, and a specific fund-level component, based only on the amount of assets within the Fund. This pricing structure enables Nuveen fund shareholders to benefit from growth in the assets within each individual fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, is based upon the average daily Managed Assets of the Fund as follows:

AVERAGE DAILY MANAGED ASSETS                                                                  FUND-LEVEL FEE RATE
-----------------------------------------------------------------------------------------------------------------
For the first $500 million                                                                                  .7000%
For the next $500 million                                                                                   .6750
For the next $500 million                                                                                   .6500
For the next $500 million                                                                                   .6250
For Managed Assets over $2 billion                                                                          .6000
-----------------------------------------------------------------------------------------------------------------

   Notes to
   FINANCIAL STATEMENTS (Unaudited) (continued)

The annual complex-level fee, payable monthly, which is additive to the fund-level fee, for all Nuveen sponsored funds in the U.S., is based on the aggregate amount of total fund assets managed as stated in the tables below. As of December 31, 2007, the complex-level fee rate was .1846%.

Effective August 20, 2007, the complex-level fee schedule is as follows:

COMPLEX-LEVEL ASSET BREAKPOINT LEVEL (1)                      EFFECTIVE RATE AT BREAKPOINT LEVEL
------------------------------------------------------------------------------------------------
$55 billion                                                                              .2000%
$56 billion                                                                              .1996
$57 billion                                                                              .1989
$60 billion                                                                              .1961
$63 billion                                                                              .1931
$66 billion                                                                              .1900
$71 billion                                                                              .1851
$76 billion                                                                              .1806
$80 billion                                                                              .1773
$91 billion                                                                              .1691
$125 billion                                                                             .1599
$200 billion                                                                             .1505
$250 billion                                                                             .1469
$300 billion                                                                             .1445
------------------------------------------------------------------------------------------------

Prior to August 20, 2007, the complex-level fee schedule was as follows:

COMPLEX-LEVEL ASSET BREAKPOINT LEVEL (1)                      EFFECTIVE RATE AT BREAKPOINT LEVEL
------------------------------------------------------------------------------------------------
$55 billion                                                                              .2000%
$56 billion                                                                              .1996
$57 billion                                                                              .1989
$60 billion                                                                              .1961
$63 billion                                                                              .1931
$66 billion                                                                              .1900
$71 billion                                                                              .1851
$76 billion                                                                              .1806
$80 billion                                                                              .1773
$91 billion                                                                              .1698
$125 billion                                                                             .1617
$200 billion                                                                             .1536
$250 billion                                                                             .1509
$300 billion                                                                             .1490
------------------------------------------------------------------------------------------------

(1) The complex-level fee component of the management fee for the funds is calculated based upon the aggregate Managed Assets ("Managed Assets" means the average daily net assets of each fund including assets attributable to preferred stock issued by or borrowings by the Nuveen funds) of Nuveen-sponsored funds in the U.S.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Adviser has entered into a Sub-Advisory Agreement with Spectrum Asset Management, Inc. ("Spectrum"), under which Spectrum manages the investment portfolio of the Fund. Spectrum is compensated for its services to the Fund from the management fee paid to the Adviser. Spectrum also receives compensation on certain portfolio transactions for providing brokerage services to the Fund.

The Fund pays no compensation directly to those of its Trustees who are affiliated with the Adviser or to its Officers, all of whom receive remuneration for their services to the Fund from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised funds.

For the first eight years of the Fund's operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily Managed Assets, for fees and expenses in the amounts and for the time periods set forth below:

YEAR ENDING                                                    YEAR ENDING
MARCH 31,                                                      MARCH 31,
-----------------------------------------------------------------------------------------------------
2005 *                            .30%                         2010                               .30%
2006                              .30                          2011                               .22
2007                              .30                          2012                               .14
2008                              .30                          2013                               .07
2009                              .30
-----------------------------------------------------------------------------------------------------

* From the commencement of operations.

The Adviser has not agreed to reimburse the Fund for any portion of its fees and expenses beyond March 31, 2013.

Agreement and Plan of Merger

On June 20, 2007, Nuveen Investments announced that it had entered into a definitive Agreement and Plan of Merger ("Merger Agreement") with Windy City Investments, Inc. ("Windy City"), a corporation formed by investors led by Madison Dearborn Partners, LLC ("Madison Dearborn"), pursuant to which Windy City would acquire Nuveen Investments. Madison Dearborn is a private equity investment firm based in Chicago, Illinois. The merger was consummated on November 13, 2007.

The consummation of the merger was deemed to be an "assignment" (as that term is defined in the Investment Company Act of 1940) of the investment management agreement between the Fund and the Adviser and, if applicable, the sub-advisory agreement between the Adviser and the sub-adviser of the Fund, and resulted in the automatic termination of each such agreement. The Board of Trustees of the Fund considered and approved a new investment management agreement with the Adviser, and, if applicable, a new sub-advisory agreement between the Adviser and the sub-adviser on the same terms as the previous agreements. Each new ongoing investment management agreement and sub-advisory agreement, if applicable, was approved by the shareholders of the Fund and took effect on November 30, 2007.

The investors led by Madison Dearborn includes an affiliate of Merrill Lynch. As a result, Merrill Lynch is an indirect "affiliated person" (as that term is defined in the Investment Company Act of 1940) of the Fund. Certain conflicts of interest may arise as a result of such indirect affiliation. For example, the Fund is generally prohibited from entering into principal transactions with Merrill Lynch and its affiliates. The Adviser does not believe that any such prohibitions or limitations as a result of Merrill Lynch's affiliation will significantly impact the ability of the Fund to pursue its investment objectives and policies.

Related Party Holdings

At December 31, 2007, the Fund owned 199,600 shares of Merrill Lynch and Company, Inc. preferred securities with a market value of $3,519,496. Total income earned by the Fund from such securities amounted to $153,298 and is included in dividend income on the Statement of Operations.

6. NEW ACCOUNTING PRONOUNCEMENT

Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards (SFAS) No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this standard relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of December 31, 2007, management does not believe the adoption of SFAS No. 157 will impact the financial statement amounts; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements included within the Statement of Operations for the period.

   Notes to
   FINANCIAL STATEMENTS (Unaudited) (continued)

7. SUBSEQUENT EVENTS

Distributions to Common Shareholders

The Fund declared a $.0860 Common share dividend distribution from its net investment income which was paid on February 1, 2008, to shareholders of record on January 15, 2008.

During February 2008, regularly scheduled auctions for the FundPreferred shares issued by the Fund began attracting more shares for sale than offers to buy. This meant that these auctions "failed to clear," and that many FundPreferred shareholders who wanted to sell their shares in these auctions were unable to do so. FundPreferred shareholders unable to sell their shares received distributions at the "maximum rate" calculated in accordance with the pre-established terms of the FundPreferred stock.

These developments do not affect the management or investment policies of the Fund. However, one implication of these auction failures for Common shareholders is that the Fund's cost of leverage will be higher than it otherwise would have been had the auctions been successful. As a result, the Fund's future Common share earnings may be lower than they otherwise might have been.

             Financial

             HIGHLIGHTS

           Financial

           HIGHLIGHTS (Unaudited)
      Selected data for a Common share outstanding throughout each period:

                                                                      Investment Operations
                                                 ----------------------------------------------------------------
                                                                           Distributions
                                                                                from Net   Distributions
                                     Beginning                       Net      Investment    from Capital
                                        Common                 Realized/       Income to        Gains to
                                         Share          Net   Unrealized   FundPreferred   FundPreferred
                                     Net Asset   Investment         Gain          Share-          Share-
                                         Value    Income(a)       (Loss)        holders+        holders+    Total
-----------------------------------------------------------------------------------------------------------------
Year Ended 6/30:
2008(d)                                 $14.66   $      .68   $    (2.33)          $(.15)  $        (.01)  $(1.81)
2007(c)                                  14.46         1.24          .14            (.24)           (.02)    1.12
Year Ended 7/31:
2006                                     14.12         1.10          .27            (.23)             --     1.14
2005(b)                                  14.33          .15          .02            (.03)             --      .14
-----------------------------------------------------------------------------------------------------------------

                                         Less Distributions
                                    -----------------------------   Offering Costs,
                                                                               Fund
                                           Net                          Structuring
                                    Investment    Capital                   Fee and      Ending
                                     Income to   Gains to             FundPreferred      Common
                                        Common     Common                     Share       Share    Ending
                                        Share-     Share-              Underwriting   Net Asset    Market
                                       holders    holders   Total         Discounts       Value     Value
-----------------------------------------------------------------------------------------------------------------
Year Ended 6/30:
2008(d)                                  $(.52)    $(.05)   $(.57)  $            --****    $12.28 $ 11.03
2007(c)                                   (.87)     (.05)    (.92)               --       14.66     14.42
Year Ended 7/31:
2006                                      (.80)       --     (.80)               --       14.46     13.18
2005(b)                                   (.20)       --     (.20)             (.15)      14.12     13.42
-----------------------------------------------------------------------------------------------------------------

*    Annualized.
** Total Return on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period takes place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

      Total Return on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.
***   After custodian fee credit and expense reimbursement.
**** Per share Offering Costs, Fund Structuring Fee and FundPreferred Share Underwriting Discounts rounds to less than $.01 per share.
+    The amounts shown are based on Common share equivalents.
++ Ratios do not reflect the effect of dividend payments to FundPreferred shareholders; income ratios reflect income earned on assets attributable to FundPreferred shares.
(a) Per share Net Investment Income is calculated using the average daily shares method.
(b) For the period March 28, 2005 (commencement of operations) through July 31, 2005.
(c)   For the eleven months ended June 30, 2007.
(d)   For the six months ended December 31, 2007.

                                                              Ratios/Supplemental Data
                              -----------------------------------------------------------------------------------------
                                              Ratios to Average Net Assets    Ratios to Average Net Assets
                                               Applicable to Common Shares     Applicable to Common Shares
         Total Returns                         Before Credit/Reimbursement    After Credit/Reimbursement***
     ----------------------                   -----------------------------   -----------------------------
                      Based
                         on
                     Common      Ending Net
                      Share          Assets
         Based on       Net   Applicable to                             Net                             Net   Portfolio
           Market     Asset          Common                      Investment                      Investment    Turnover
          Value**   Value**    Shares (000)      Expenses++        Income++      Expenses++        Income++        Rate
-----------------------------------------------------------------------------------------------------------------------
           (19.82)% (12.51)%      $170,141           1.46%*          9.40%*          1.03%*          9.83%*          5%
            16.84     7.98         203,128           1.44*           8.84*           1.02*           9.26*          28
             4.52     8.28         200,354           1.45            7.29            1.03            7.71           38
            (9.24)    (.08)        195,645           1.26*           2.88*            .90*           3.25*          19
-----------------------------------------------------------------------------------------------------------------------


      FundPreferred Shares at End of Period
     ---------------------------------------

        Aggregate   Liquidation
           Amount    and Market        Asset
      Outstanding     Value Per     Coverage
            (000)         Share    Per Share
------------------------------------------------------------------------------------------------------------------------
         $78,000       $25,000      $79,532
          78,000        25,000       90,105
          78,000        25,000       89,216
          78,000        25,000       87,707
------------------------------------------------------------------------------------------------------------------------

                                 See accompanying notes to financial statements.

Reinvest Automatically
   EASILY and CONVENIENTLY

NUVEEN MAKES REINVESTING EASY. A PHONE CALL IS ALL IT TAKES TO SET UP YOUR REINVESTMENT ACCOUNT.

NUVEEN CLOSED-END FUNDS DIVIDEND REINVESTMENT PLAN

Your Nuveen Closed-End Fund allows you to conveniently reinvest dividends and/or capital gains distributions in additional Fund shares.

By choosing to reinvest, you'll be able to invest money regularly and automatically, and watch your investment grow through the power of tax-free compounding. Just like dividends or distributions in cash, there may be times when income or capital gains taxes may be payable on dividends or distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

EASY AND CONVENIENT

To make recordkeeping easy and convenient, each month you'll receive a statement showing your total dividends and distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

HOW SHARES ARE PURCHASED

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund's shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares' net asset value or 95% of the shares' market value on the last business day immediately prior to the purchase date. Dividends and distributions received to purchase shares in the open market will normally be invested shortly after the dividend payment date. No interest will be paid on dividends and distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

FLEXIBLE

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. Should you withdraw, you can receive a certificate for all whole shares credited to your reinvestment account and cash payment for fractional shares, or cash payment for all reinvestment account shares, less brokerage commissions and a $2.50 service fee.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

CALL TODAY TO START REINVESTING DIVIDENDS AND/OR DISTRIBUTIONS

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

Glossary of
TERMS USED in this REPORT

Average Annual Total Return: This is a commonly used method to express an investment's performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment's actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Market Yield (also known as Dividend Yield or Current Yield): Market yield is based on the Fund's current annualized monthly distribution divided by the Fund's current market price. The Fund's monthly distributions to its shareholders may be comprised of ordinary income, net realized capital gains and, if at the end of the calendar year the Fund's cumulative net ordinary income and net realized gains are less than the amount of the Fund's distributions, a tax return of capital.

Net Asset Value (NAV): A Fund's common share NAV per share is calculated by subtracting the liabilities of the Fund (including any Preferred shares issued in order to leverage the Fund) from its total assets and then dividing the remainder by the number of shares outstanding. Fund NAVs are calculated at the end of each business day.

   OTHER USEFUL INFORMATION

QUARTERLY PORTFOLIO OF INVESTMENTS AND PROXY VOTING INFORMATION

The Fund's (i) quarterly portfolio of investments, (ii) information regarding how the Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, 2007, and (iii) a description of the policies and procedures that the Fund used to determine how to vote proxies relating to portfolio securities are available without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen's website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission ("SEC"). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C. Call the SEC at 1-202-942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC's Public Reference Section at 450 Fifth Street NW, Washington, D.C. 20549.

CEO Certification Disclosure

The Fund's Chief Executive Officer has submitted to the New York Stock Exchange the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

The Fund has filed with the Securities and Exchange Commission the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Board of Trustees
Robert P. Bremner
Jack B. Evans
William C. Hunter
David J. Kundert
William J. Schneider
Timothy R. Schwertfeger
Judith M. Stockdale
Carol E. Stone

Fund Manager
Nuveen Asset Management
333 West Wacker Drive
Chicago, IL 60606

Custodian
State Street Bank & Trust Company
Boston, MA

Transfer Agent and
Shareholder Services
State Street Bank & Trust Company
Nuveen Funds
P.O. Box 43071
Providence, RI 02940-3071
(800) 257-8787

Legal Counsel
Chapman and Cutler LLP
Chicago, IL

Independent Registered
Public Accounting Firm
Ernst & Young LLP
Chicago, IL

The Fund intends to repurchase shares of its own common or preferred stock in the future at such times and in such amounts as is deemed advisable. No shares were repurchased during the period covered by this report. Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

Nuveen Investments:
-----------------------------------------------------------------------
SERVING INVESTORS FOR GENERATIONS

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions. For the past century, Nuveen Investments has adhered to the belief that the best approach to investing is to apply conservative risk-management principles to help minimize volatility.

Building on this tradition, we today offer a range of high quality equity and fixed-income solutions that are integral to a well-diversified core portfolio. Our clients have come to appreciate this diversity, as well as our continued adherence to proven, long-term investing principles.

We offer many different investing solutions for our clients' different needs.

Managing $170 billion in assets, as of September 30, 2007, Nuveen Investments offers access to a number of different asset classes and investing solutions through a variety of products. Nuveen Investments markets its capabilities under six distinct brands: Nuveen, a leader in fixed-income investments; NWQ, a leader in value-style equities; Rittenhouse, a leader in growth-style equities; Symphony, a leading institutional manager of market-neutral alternative investment portfolios; Santa Barbara, a leader in growth equities; and Tradewinds, a leader in global equities.

Find out how we can help you reach your financial goals.

To learn more about the products and services Nuveen Investments offers, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest.

Be sure to obtain a prospectus, where applicable. Investors should consider the investment objective and policies, risk considerations, charges and expenses of the Fund carefully before investing. The prospectus contains this and other information relevant to an investment in the Fund. For a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.
                                                                     ESA-A-1207D

Learn more about Nuveen Funds at:   WWW.NUVEEN.COM/CEF

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
ITEM 2. CODE OF ETHICS.

Not applicable to this filing.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable to this filing.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable to this filing.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to this filing.

ITEM 6. SCHEDULE OF INVESTMENTS.

See Portfolio of Investments in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this filing.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this filing.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures.

ITEM 11. CONTROLS AND PROCEDURES.

      (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the "Exchange Act")(17 CFR 240.13a-15(b) or 240.15d-15(b)).

      (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable to this filing.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed "filed" for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Nuveen Tax-Advantaged Floating Rate Fund

By (Signature and Title)*   /s/ Kevin J. McCarthy
                            ---------------------------------------
                            Kevin J. McCarthy
                            Vice President and Secretary

Date: March 7, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*   /s/ Gifford R. Zimmerman
                            ---------------------------------------
                            Gifford R. Zimmerman
                            Chief Administrative Officer
                            (principal executive officer)

Date: March 7, 2008

By (Signature and Title)*   /s/ Stephen D. Foy
                            ---------------------------------------
                            Stephen D. Foy
                            Vice President and Controller
                            (principal financial officer)

Date: March 7, 2008

* Print the name and title of each signing officer under his or her signature.